Subsequent Events	9 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent Events

NOTE 16. Subsequent Events

On October 10, 2017, the Company effected a 1-for-5 reverse stock split (the “Reverse Split”) in order to regain compliance with NASDAQ Rule 5550(a)(2) that requires the stock of listed companies to maintain a closing bid price of at least $1.00 per share. The Reverse Split reduced the number of shares of the Company’s common stock outstanding from 16,888,728 shares to 3,378,280 shares. The Company’s common stock began trading on a split-adjusted basis on October 11, 2017, and on October 25, 2017, the Company received notification from the NASDAQ Stock Market indicating that the Company had regained compliance with the minimum bid price rule. The computations of basic and diluted earnings per share, as well as all other share and per share numbers for all periods presented in this Quarterly Report on Form 10-Q have been updated retroactively to reflect this subsequent Reverse Split.